LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Dividend Value Managed Volatility Fund

Supplement Dated July 8, 2025

to the Summary and Statutory Prospectuses dated May 1, 2025

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective July 1, 2025, the Fund’s Summary and Statutory Prospectuses are revised as follows:

1.	All references to, and information regarding, Paul Whitehead, in the Fund’s Summary and Statutory Prospectuses are deleted in their entirety.

2.	The following replaces the information related to BlackRock Investment Management, LLC (“BlackRock”) under Portfolio Managers on page 5 of the Summary Prospectus:

BlackRock Portfolio Managers	Company Title	Experience with Fund
Jennifer Hsui, CFA	Managing Director	Since June 2025

3.	The following replaces the information under Management and Organization — BlackRock Portfolio Managers on page 12, respectively, of the Fund’s Statutory Prospectus:

Tony DeSpirito, Peter Sietsema, Jennifer Hsui and David Zhao are responsible for the day-to-day management of the portion of the Fund’s assets allocated to BlackRock.

Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BlackRock Global Markets and Index Investments provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.

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